Exhibit 10.21b

I.  OMNIBUS AMENDMENT TO KINTIGH A-2 TRANSACTION DOCUMENTS
    DATED AS OF DECEMBER 1, 2000 (the "Kintigh A-2 Omnibus Amendment").

         The Kintigh A-2 Omnibus Amendment differs from the Omnibus Amendment to Kintigh A-1 Transaction Documents dated as of December 1, 2000 (the "Kintigh A-1 Omnibus Amendment") in the following respects:

              o The name of the Owner Participant in the Kintigh A-2 Omnibus Amendment is DCC Project Finance Fifteen, Inc. and the name of the Owner Trust is Kintigh Facility Trust A-2.

              o The Kintigh A-2 Omnibus Amendment Section 1.(e) differs in that it has been added which changes the remaining subparagraph references in this Section and states:

                   "(e) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48430-0" each time it appears therein with the Lessor's Account number "48431-0"."

II.  OMNIBUS AMENDMENT TO KINTIGH B-1 TRANSACTION DOCUMENTS
     DATED AS OF DECEMBER 1, 2000 (the "Kintigh B-1 Omnibus Amendment").

         The Kintigh B-1 Omnibus Amendment differs from the Kintigh A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Kintigh Facility Trust B-1.

              o    The Indenture is included as a Transaction Document.

              o The Kintigh B-1 Omnibus Amendment Section 1.(i) has been added which changes the remaining subparagraph references in this Section and states:

                   "(i) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "12.5%"."

III.  OMNIBUS AMENDMENT TO KINTIGH B-2 TRANSACTION DOCUMENTS
      DATED AS OF DECEMBER 1, 2000 (the "Kintigh B-2 Omnibus Amendment").

         The Kintigh B-2 Omnibus Amendment differs from the Kintigh A-1 Omnibus Amendment in the following respects:


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              o    The name of the Owner Participant is First Chicago Leasing
                   Corporation and the name of the Owner Trust is Kintigh Facility Trust B-2.

              o    The Indenture is included as a Transaction Document.

              o The Kintigh B-2 Omnibus Amendment Sections 1.(d) and (j) have been added which changes the remaining subparagraph references in this Section and state:

                   "(d) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48432-0" each time it appears therein with the Lessor's Account number "48433-0"."; and

                   "(j) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "12.5%"."

              o The Kintigh B-2 Omnibus Amendment Section 2.(a) adds that the Lessee agrees to deliver an original executed copy of the Indenture by Bankers Trust Company to the other documents required to be delivered.

IV.  OMNIBUS AMENDMENT TO KINTIGH C-1 TRANSACTION DOCUMENTS
     DATED AS OF DECEMBER 1, 2000 (the "Kintigh C-1 Omnibus Amendment").

         The Kintigh C-1 Omnibus Amendment differs from the Kintigh A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Kintigh Facility Trust C-1.

o        The Indenture is included as a Transaction Document.

              o The Kintigh C-1 Omnibus Amendment Section 1.(e) has been added which changes the remaining subparagraph references in this Section and states:

                   "(e) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "26.250%"."

V.  OMNIBUS AMENDMENT TO KINTIGH C-2 TRANSACTION DOCUMENTS
    DATED AS OF DECEMBER 1, 2000 (the "Kintigh C-2 Omnibus Amendment").

         The Kintigh C-2 Omnibus Amendment differs from the Kintigh A-1 Omnibus Amendment in the following respects:




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              o    The name of the Owner Participant is Bankers Commercial
                   Corporation and the name of the Owner Trust is Kintigh Facility Trust C-2.

              o    The Indenture is included as a Transaction Document.

              o The Kintigh C-2 Omnibus Amendment Sections 1.(e) and (f) have been added which changes the remaining subparagraph references in this Section and state:

                   "(e) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48434-0" each time it appears therein with the Lessor's Account number "48435-0"."; and

                   "(f) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "11.250%"."





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